                                 EXHIBIT 23(C)


                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the use of our report dated January 8, 1998 relating to the consolidated financial statements of Investors Financial Corporation included in the Registration Statement on Form S-4 and the reference of our Firm under the caption "Experts" in the Prospectus/Proxy Statement.


                                        /s/ MAULDIN & JENKINS, LLC

                                            MAULDIN & JENKINS, LLC


Albany, Georgia

April 16, 1998